UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 23, 2002



                             NETCO INVESTMENTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Washington                    333-47514               91-2031335
----------------------------------   ------------------    ---------------------
 (State or other jurisdiction of      (Commission File         (IRS Employer
 incorporation or organization)            Number)           Identification No.)

    Suite 212, 1166 Alberni Street                         V6E 3Z3
  Vancouver, British Columbia, Canada
-----------------------------------------       --------------------------------
(Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number                        (604) 681-1064
      (including area code)
                                        -----

-----------------------------------------   ------------------------------------
(Former name or former address if                         (Zip Code)
    changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes   [X]     No   [_]

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 23 2002, the Registrant's Board of Directors agreed, by resolution, to terminate the services of their principal accountant, Manning Elliott Chartered Accountants. They further resolved to hire the accounting firm, Amisano Hanson Chartered Accountants, as their replacement.

The decision to change the Registrant's certified accountant had nothing to do with the performance of the former accountant's services. Manning Elliot's report in the 2000 and 2001 Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

The Registrant did not have any disagreements with Manning Elliott, either resolved or unresolved from the Company's inception in March 15, 2000 through to the last audited financial statements in December 31, 2001 nor during the interim period from January 1 2002 to August 5, 2004. The Company and Manning Elliott did not disagree on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Manning Elliott's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

The Company has given Manning Elliott authorization to fully respond to the inquiries of the Company's new accountants, Amisano Hanson, concerning the previous financial statements audited by Manning Elliott. There were no limitations placed upon Manning Elliott, whatsoever.


ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

No events to report.


ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

No events to report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
---------
     1. Resolution of the Board of Directors of NetCo Investments Inc. dated December 23, 2002.

ITEM 8.   CHANGE IN FISCAL YEAR

No events to report.


ITEM 9.   REGULATION FD DISCLOSURE

No events to report.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

No events to report.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS
          PLAN

No events to report.


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

No events to report.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.

/s/  Michael Jackson
--------------------------
Michael Jackson, President

August 5, 2004
--------------------------
Date


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